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                                                                    EXHIBIT 10.1


                          FIRST AMENDMENT AND WAIVER
                         DATED AS OF SEPTEMBER 9, 1996

          This FIRST AMENDMENT AND WAIVER (this "Waiver") is among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of April 10, 1996 (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2. The Borrower has requested that the Lenders waive, during the period starting on and including July 28, 1996 to (but not including) November 3, 1996 (the "Waiver Period"), any Default arising as a result of non-compliance with Section 6.04(c) of the Credit Agreement.

          3. The Required Lenders are, on the terms and conditions stated below, willing to grant the requests of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.  Effective as of the date
                      -----------------------------
hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the definition of the term "Applicable Margin" appearing in
Section 1.01 of the Credit Agreement is hereby amended by deleting the percentage "2.250%" appearing opposite the Cash Flow Ratio of 4.00:1.00 or greater and replacing such percentage with "2.50%".

          SECTION 2.  WAIVER.  Effective as of the date hereof and subject to
                      ------
the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive, during the Waiver Period only, any Default arising as a result of non-compliance with Section 6.04(c) of the Credit Agreement.

          SECTION 3.  CONDITIONS TO EFFECTIVENESS.  This Waiver shall become
                      ---------------------------
effective when (a) the Agent has executed this Amendment and has received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties"), (b) the Borrower shall have paid to the Agent, in accordance with Section 2.09(a) of the Credit Agreement, for the account of each Lender, a fee equal to 0.15% of the sum of all outstanding Advances owed to such Lender, the Unused Revolving Commitment of such Lender and such Lender's Revolving Pro Rata Share of the aggregate outstanding Letter of Credit Obligations, and (c) the Agent shall have received favorable opinions of
(i) Latham & Watkins, special counsel to the
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Borrower, as to the enforceability of this Waiver and the Loan Documents as modified hereby and as to such other matters as the Agent or the Required Lenders may reasonably request, and (ii) the Vice President-General Counsel of the Borrower, as to the due authorization, execution and delivery of this Waiver and as to such other matters as the Agent or the Required Lenders may reasonably request.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES. The Borrower represents
                      ------------------------------
and warrants as follows:

               (a) AUTHORITY.  The Borrower and each other Loan Party has the
                   ---------
     requisite corporate power and authority to execute and deliver this Waiver or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Waiver and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as modified hereby) to which it is a part have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

               (b) ENFORCEABILITY.    This Waiver has been duly executed and
                   --------------
     delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Waiver and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

               (c) REPRESENTATIONS AND WARRANTIES.  The representations and
                   ------------------------------
     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

               (d) NO DEFAULT.  After giving effect to this Waiver, no event has
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     occurred and is continuing that constitutes a Default.

          SECTION 5.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  (a)  Upon
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and after the effectiveness of this Amendment, each reference in the Credit
Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) Except as specifically modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

                                       2
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          (c)  The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6.  EXECUTION IN COUNTERPARTS.  This Waiver may be executed in
                      -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver or such Consent.

          SECTION 7.  GOVERNING LAW.  This Waiver shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

                                       3
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          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              WHITTAKER CORPORATION,
                              a Delaware corporation


                              By:  /s/ John K. Otto
                                  ----------------------------------
                                   John K. Otto
                                   Treasurer



                              NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                              By:  /s/ Andrea C. Defterios
                                  ----------------------------------
                                   Andrea C. Defterios
                                   Vice President

                                      S-1
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                              Lenders:
                              -------

                              NATIONSBANK OF TEXAS, N.A.


                              By:  /s/ Andrea C. Defterios
                                  ----------------------------------
                                   Andrea C. Defterios
                                   Vice President


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:  /s/ Lori Y. Kannegieter
                                  ----------------------------------
                                   Title: Managing Director


                              CIBC INC.


                              By:  /s/ Robert Wagner
                                  ----------------------------------
                                   Title: Agent


                              CITY NATIONAL BANK, N.A.


                              By:  /s/ R.A. (Sandy) McKerroll
                                  ----------------------------------
                                   Title: Vice President


                              COMERICA BANK-CALIFORNIA


                              By:  /s/ Scott T. Smith
                                  ----------------------------------
                                   Title: Assistant Vice President


                              IMPERIAL BANK


                              By:  /s/ John A. Farrace
                                  ----------------------------------
                                   Title: Assistant Vice President

                                      S-2
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                              KREDIETBANK N.V.


                              By:  /s/ Robert Snauffer
                                  ----------------------------------
                                   Title: Vice President


                              By:  /s/ Tod R. Angus
                                  ----------------------------------
                                   Title: Vice President

                              SANWA BANK CALIFORNIA


                              By:  /s/ Joseph C. Arco
                                  ----------------------------------
                                   Title: Vice President


                              SUMITOMO BANK OF CALIFORNIA, N.A.


                              By:  /s/ Robert M. Iritan
                                  ----------------------------------
                                   Title: Vice President


                              TRANSAMERICA BUSINESS CREDIT
                               CORPORATION


                              By:  /s/ Perry Vavoules
                                  ----------------------------------
                                   Title: Senior Vice President


                              UNION BANK OF CALIFORNIA, N.A.



                              By:  /s/ William Swiontek
                                  ----------------------------------
                                   Title: Vice President

                                      S-3
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                                    CONSENT

                         DATED AS OF SEPTEMBER 9, 1996

         The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Waiver), each hereby consents and agrees to the foregoing First Amendment and Waiver and hereby confirms and agrees that (i) the Guaranty, the Security Agreement and the Confirmation are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Waiver, each reference in the Guaranty, the Security Agreement and the Confirmation to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the said Waiver and (ii) the Security Agreement and the Confirmation and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                   BLUE BELL LEASE, INC., a California corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER COMMUNICATIONS, INC., a California corporation,WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation and XYPLEX, INC., a Massachusetts corporation



                   By:  /s/ John K. Otto
                       ------------------------------------------
                       John K. Otto
                       Treasurer of each of the foregoing Loan Parties